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                                                                      EXHIBIT 32


                        CERTIFICATION OF PERIODIC REPORT

I, Louis E. Prezeau, the Chief Executive Officer and President of City National Bancshares Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 10, 2004

                                                       /s/ Louis E. Prezeau
                                                       -----------------------
                                                       Louis E. Prezeau
                                                       Chief Executive Officer
                                                       and President

                        CERTIFICATION OF PERIODIC REPORT

I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares CORPORATION (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004

                                                       /s/ Edward R. Wright
                                                       -------------------------
                                                       Edward R. Wright
                                                       Chief Financial Officer
                                                       and Senior Vice President